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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2005

                               COMCAST CORPORATION
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             (Exact name of registrant as specified in its charter)

            Pennsylvania          000-50093             27-0000798
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          (State or other     (Commission file       (IRS employer
          jurisdiction of          number)         identification no.)
          incorporation)

            1500 Market Street, Philadelphia, PA         19102-2148
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            (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code (215) 665-1700

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Item 2.02.  Results of Operations and Financial Condition

     On August 2, 2005, Comcast Corporation ("Comcast") issued a press release reporting the results of its operations for the three and six months ended June 30, 2005. Comcast furnished the press release in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2005. In the press release under the heading "Financial Guidance 2005," Comcast disclosed in the last bullet - Consolidated capital expenditures of $3.2-$3.3 million. The capital expenditure amounts reported are in billions and therefore the disclosure should be - Consolidated capital expenditures of $3.2-$3.3 billion. The amended press release is attached hereto as Exhibit 99.1. Comcast does not intend for this Item 2.02 or Exhibit 99.1 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Exhibits

Exhibit 99.1    Comcast Corporation press release dated August 2, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 2, 2005                  COMCAST CORPORATION

                                        By: /s/ Lawrence J. Salva
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                                            Lawrence J. Salva
                                            Senior Vice President,
                                            Chief Accounting Officer
                                            and Controller
                                            (Principal Accounting Officer)